                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                         |X|
Filed by a Party other than the Registrant      |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement    |_|: Confidential, for Use of the Commission
                                         only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Under Rule 14a-12


                                   AWARE, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 NOT APPLICABLE
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)  Amount previously paid:

     2)  Form, Schedule or Registration Statement no.:

     3)  Filing Party:

     4)  Date Filed:

                                    * * * * *

                                   AWARE, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 25, 2005

        Aware, Inc. hereby gives notice that it will hold its annual meeting of stockholders at the Renaissance Bedford Hotel, 44 Middlesex Turnpike, Bedford, Massachusetts on Wednesday, May 25, 2005, beginning at 10:00 a.m., local time, for the following purposes:

        1. To consider and vote upon the election of three Class III directors;

        2. To transact such other business as may properly come before the annual meeting or any adjournment thereof.

        The board of directors has fixed the close of business on April 1, 2005 as the record date for the determination of the stockholders of Aware entitled to receive notice of the annual meeting and to vote at the meeting. Only stockholders of record on that date are entitled to receive notice of the annual meeting and to vote at the meeting or any adjournment thereof.

                                             By order of the board of directors,



                                             Michael A. Tzannes
                                             CHIEF EXECUTIVE OFFICER

April 7, 2005
Bedford, Massachusetts

                             YOUR VOTE IS IMPORTANT

                   PLEASE SIGN AND RETURN THE ENCLOSED PROXY,
                 WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                                   AWARE, INC.
                              40 MIDDLESEX TURNPIKE
                          BEDFORD, MASSACHUSETTS 01730
                                 (781) 276-4000

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 25, 2005

        This proxy statement relates to the 2005 annual meeting of stockholders of Aware, Inc. The annual meeting will take place as follows:

                           DATE:        May 25, 2005

                           TIME:        10:00 a.m.

                           PLACE:       Renaissance Bedford Hotel
                                        44 Middlesex Turnpike
                                        Bedford, Massachusetts

        The board of directors of Aware is soliciting proxies for the annual meeting and adjournments of the annual meeting. If a stockholder returns a properly executed proxy, the shares represented by the proxy will be voted in accordance with the stockholder's directions. If a stockholder does not specify a vote on any proposal, the shares covered by his or her proxy will be voted on that proposal as management recommends. Aware encourages its stockholders to vote on all proposals. A stockholder may revoke its proxy at any time before it has been exercised.

        Aware is mailing this proxy statement and the enclosed form of proxy to stockholders on or about April 13, 2005.

                                 PROXY STATEMENT
                                TABLE OF CONTENTS

ANNUAL MEETING OF STOCKHOLDERS................................................2

   Purpose of the annual meeting..............................................2
   Record date................................................................2
   Quorum.....................................................................2
   Vote required; tabulation of votes.........................................2
   Revocation of proxies......................................................3
   Solicitation of proxies....................................................3

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING................................3

PROPOSAL--ELECTION OF DIRECTORS...............................................3

CORPORATE GOVERNANCE..........................................................4

DIRECTORS AND EXECUTIVE OFFICERS..............................................5

   Directors and executive officers...........................................5
   Independent directors......................................................7
   Committees and meetings of the board.......................................7
   Policy regarding board attendance..........................................9
   Communications with our board of directors.................................9
   Code of ethics.............................................................9
   Compensation committee interlocks and insider participation...............10

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS.............................10

   Director compensation.....................................................10
   Executive compensation....................................................10

REPORT OF THE COMPENSATION COMMITTEE.........................................14

   Compensation committee report on executive compensation...................14
   Performance graph.........................................................16

REPORT OF THE AUDIT COMMITTEE................................................17

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED
STOCKHOLDER MATTERS..........................................................19

   Principal stockholders....................................................19
   Equity compensation plan information......................................20

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE......................22

INDEPENDENT ACCOUNTANTS......................................................23

   Fees for professional services............................................23
   Attendance at annual meeting..............................................23
   Pre-approval policies and procedures......................................23

STOCKHOLDER PROPOSALS........................................................24

AVAILABLE INFORMATION........................................................24

ANNEX A - AUDIT COMMITTEE CHARTER...........................................A-1

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

                         ANNUAL MEETING OF STOCKHOLDERS

PURPOSE OF THE ANNUAL MEETING

        At the annual meeting, Aware will submit one proposal to the stockholders:

        PROPOSAL: To elect three Class III directors for three-year terms.

        Currently, Aware does not intend to submit any other proposals to the stockholders at the annual meeting. The board of directors was not aware, a reasonable time before mailing this proxy statement to stockholders, of any other business that may be properly presented for action at the annual meeting. If any other business comes before the annual meeting, the persons present will have discretionary authority to vote the shares they own or represent by proxy in accordance with their judgment, to the extent authorized by applicable regulations.

RECORD DATE

        The board of directors of Aware has fixed the close of business on April 1, 2005 as the record date for the annual meeting. Only stockholders of record at the close of business on that date are entitled to receive notice of the meeting and to vote at the meeting or any adjournment of the meeting. At the close of business on the record date, there were issued and outstanding 22,987,531 shares of Aware's common stock, which are entitled to cast 22,987,531 votes. A list of stockholders entitled to notice of the 2005 annual meeting is available for inspection by any stockholder at our principal office at 44 Middlesex Turnpike, Bedford, MA.

QUORUM

        Aware's by-laws provide that a quorum at the annual meeting will be a majority in interest of all stock issued, outstanding and entitled to vote at the meeting. Aware will treat shares of common stock represented by a properly signed and returned proxy as present at the meeting for purposes of determining the existence of a quorum at the meeting. In general, Aware will count votes withheld from any nominee for election as director, abstentions and broker "non-votes" as present or represented for purposes of determining the existence of a quorum at the meeting. A broker "non-vote" occurs when a broker or nominee holding shares for a beneficial owner does not vote on a proposal because the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner with respect to that proposal.

VOTE REQUIRED; TABULATION OF VOTES

        The election of each Class III director will require the affirmative vote of a plurality of the shares of common stock properly cast on the proposal. Abstentions, votes withheld from the director-nominee, and broker non-votes will not count as votes cast for or against the election of the director-nominee and accordingly will not affect the outcome of the vote.

        Aware's transfer agent, EquiServe Trust Company N.A., will tabulate the votes at the annual meeting. EquiServe will tabulate separately the vote on each matter submitted to stockholders.

REVOCATION OF PROXIES

        A stockholder who has executed a proxy may revoke the proxy at any time before it is exercised at the annual meeting in three ways:

        o by giving written notice of revocation to the Secretary of Aware at the following address:

                            Aware, Inc.
                            40 Middlesex Turnpike
                            Bedford, Massachusetts  01730
                            Attention: Secretary

        o       by signing and returning another proxy with a later date; or

        o by attending the annual meeting and informing the Secretary of Aware in writing that he or she wishes to vote in person.

        Mere attendance at the annual meeting will not in and of itself revoke the proxy. Accordingly, stockholders who have executed and returned proxies in advance of the annual meeting may change their votes at any time before or at the annual meeting.

SOLICITATION OF PROXIES

        Aware will bear all costs incurred in connection with the solicitation of proxies for the annual meeting. Aware will reimburse brokers, banks, fiduciaries, nominees and others for the out-of-pocket expenses and other reasonable clerical expenses they incur in forwarding proxy materials to beneficial owners of common stock held in their names. In addition to this solicitation by mail, Aware's directors, officers and employees may solicit proxies, without additional remuneration, by telephone, facsimile, electronic mail, telegraph and in person. Aware expects that the expenses of any special solicitation will be nominal. At present, Aware does not expect to pay any compensation to any other person or firm for the solicitation of proxies.


                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING


                         PROPOSAL--ELECTION OF DIRECTORS

        The board of directors, upon the recommendation of the nominating and corporate governance committee, has nominated for election as Class III directors Frederick D. D'Alessio, Adrian F. Kruse, and Edmund C. Reiter, each of whom is currently a Class III director of Aware. Mr. Reiter serves as Aware's President. The directors elected at the annual meeting will hold office until the annual meeting of stockholders in 2008 and until their successors are duly elected and qualified.

        Each nominee has agreed to serve if elected, and Aware has no reason to believe that a nominee will be unable to serve. If a nominee is unable or declines to serve as a director at the time of the annual meeting, proxies will be voted for another nominee that our board's

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

nominating committee will designate at that time. Proxies cannot be voted for more than one nominee.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF FREDERICK D. D'ALESSIO, ADRIAN F. KRUSE AND EDMUND C. REITER, AS CLASS III DIRECTORS OF AWARE.

                              CORPORATE GOVERNANCE

        In designing its corporate governance structure, Aware seeks to identify and implement the best practices that will serve the interests of Aware's business and stockholders, including practices mandated by the Sarbanes-Oxley Act of 2002 and related rules of the Securities and Exchange Commission and the Nasdaq Stock Market. You can find Aware's current corporate governance principles, including Aware's code of ethics and the charters for the standing committees of Aware's board of directors, on Aware's website at www.aware.com. The code of ethics applies to not only Aware's principal executive officer, principal financial officer and principal accounting officer, but also all other employees, executive officers and directors of Aware. The code of ethics includes, among other things, provisions covering compliance with laws and regulations, conflicts of interest, insider trading, proper use of Aware's assets, confidentiality, discrimination and harassment, accounting and record keeping, the reporting of illegal or unethical behavior, enforcement of the code of ethics and discipline for violations of the code of ethics. Aware intends to continue to modify its policies and practices to address ongoing developments in the area of corporate governance. Many features of Aware's corporate governance principles are discussed in other sections of this proxy statement. Some of the highlights of Aware's corporate governance principles are:

        o DIRECTOR AND COMMITTEE INDEPENDENCE. A majority of Aware's directors are independent directors under the rules of the Nasdaq Stock Market. The board of directors has determined that Aware's independent directors are Frederick D. D'Alessio, David Ehreth, G. David Forney, Jr., John K. Kerr and Adrian F. Kruse. Each member of the audit committee, nominating and corporate governance committee, and compensation committee meets the independence requirements of the Nasdaq Stock Market for membership on the committees on which he serves.

        o AUDIT COMMITTEE. Aware's audit committee is directly responsible for appointing, compensating, overseeing, and, when necessary, terminating Aware's independent auditors. Aware's independent auditors report directly to the audit committee. The board of directors has determined that Mr. Kruse is an audit committee financial expert under the rules of the Securities and Exchange Commission. Prior approval of the audit committee is required for all audit services and non-audit services to be provided by Aware's independent auditors.

        o COMMITTEE AUTHORITY. Aware's audit committee, nominating and corporate governance committee, and compensation committee each have the authority to retain independent advisors and consultants, with all fees and expenses to be paid by Aware.

        o WHISTLEBLOWER PROCEDURES. Aware's audit committee has adopted procedures for the treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential and anonymous submission by Aware's directors, officers and employees of concerns regarding questionable accounting, internal accounting controls or auditing matters.


                        DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS AND EXECUTIVE OFFICERS

        The following table provides information regarding Aware's directors and executive officers as of March 31, 2005:

NAME                                AGE   POSITION
---------------------------------  -----  --------------------------------------
John K. Kerr (1)(2)(3)........       67   Chairman of the board of directors
Michael A. Tzannes (1)........       43   Chief executive officer and director
Edmund C. Reiter..............       41   President and director
Robert J. Weiskopf............       54   Chief financial officer
Richard W. Gross..............       47   Senior vice president--engineering
Frederick D. D'Alessio (3)(4).       56   Director
David Ehreth (2)(4)...........       55   Director
G. David Forney, Jr.(3)(4)....       65   Director
Adrian F. Kruse (2)...........       65   Director

---------------------------------
(1)  Member of the executive committee
(2)  Member of the audit committee
(3)  Member of the compensation committee
(4)  Member of the nominating and corporate governance committee

        JOHN K. KERR has been a director of Aware since 1990 and chairman of the board of directors since March 1999. Mr. Kerr previously served as a director of Aware from 1988 to 1989 and as chairman of the board of directors from November 1992 to March 1994. Prior to that, Mr. Kerr held executive and investment positions in the healthcare information systems industry. Mr. Kerr was general partner of Grove Investment Partners, a private investment partnership, until 2003. Mr. Kerr received an M.A. and a B.A. from Baylor University.

        MICHAEL A. TZANNES has been with Aware since 1990. He has served as Aware's chief executive officer since April 1998 and has served as a director of Aware since March 1998. Mr. Tzannes was Aware's president from April 1998 to March 2001. From 1986 to 1990, he was a staff engineer at Signatron, Inc. Mr. Tzannes received a Ph.D. in electrical engineering from Tufts University, an M.S. from the University of Michigan at Ann Arbor, and a B.S. from the University of Patras, Greece.

        EDMUND C. REITER has been with Aware since 1992. He has served as Aware's president since March 2001 and as a director of Aware since December 1999. Mr. Reiter served as senior scientist at New England Research, Inc. from January 1991 to November 1992. Mr. Reiter received a Ph.D. from the Massachusetts Institute of Technology and a B.S. from Boston College.

        ROBERT J. WEISKOPF has been Aware's chief financial officer since April 2004. Prior to joining Aware, Mr. Weiskopf served as corporate controller and director of finance at Lightbridge, Inc. from 2000 to 2004; director of reporting and an assistant treasurer at Stone & Webster, Inc. from 1999 to 2000; several financial management positions at Compaq Computer Corporation from 1980 to 1999; and began his career working at Ernst & Young LLP for five years. Mr. Weiskopf is a Certified Public Accountant and holds a B.S.B.A. and M.S.B.A. in accounting from the University of Massachusetts at Amherst.

        RICHARD W. GROSS has been with Aware since 1993. He has served as senior vice president of engineering since July 1999. Prior to joining Aware, Mr. Gross was a senior technical staff member at GTE Laboratories from 1987 to 1993; a technical staff member at the Heinrich Hertz Institute from 1984 to 1987; and a programmer for IBM, Federal Systems Division from 1980 to 1984. Mr. Gross received a Ph.D. and M.S. in electrical engineering from the University of Rhode Island and a B.A. in physics from Holy Cross College.

        FREDERICK D. D'ALESSIO has been a director of Aware since December 2002. Mr. D'Alessio is currently a general partner at Capitol Management Partners, a business advisory partnership. Mr. D'Alessio served as president of the Advanced Services Group for Verizon Communications from July 2000 to November 2001. The Advanced Services Group included Verizon's Long Distance, DSL and Internet Service Provider Businesses. From December 1998 to June 2000, Mr. D'Alessio served as group president consumer services for Bell Atlantic Communications, responsible for all aspects of Residential Services. From April 1995 to November 1998 Mr. D'Alessio served as president--consumer sales and services for Bell Atlantic. Mr. D'Alessio currently serves as a director of Spirent, Network Equipment Technologies, Hatteras Networks and SS8 Networks. Mr. D'Alessio received a B.S.E.E. and M.S. degree from New Jersey Institute of Technology and a masters of business administration from Rutgers University.

        DAVID EHRETH has been a director of Aware since November 1997. From April 1998 until the sale of its assets to Alcatel in October 2003, Mr. Ehreth was founder, CEO and Chairman of Westwave Communications, Inc., a telecommunications software company. From 1992 to 1998, Mr. Ehreth served as division vice president and senior vice president of access products for DSC Communications Corporation, a manufacturer of access, digital switching, transport and private network system products for the telecommunications industry. In 1987, Mr. Ehreth co-founded Optilink Corporation where he served until 1992 as vice president of engineering. Optilink was a manufacturer of access systems for the telecommunications industry. Optilink, Inc. was acquired by DSC in 1992. From 1977 to 1987, Mr. Ehreth held numerous engineering and management positions at Digital Telephone Systems, a division of Harris Corporation. Mr. Ehreth studied electrical engineering at the College of Marin and at California Polytechnic State University.

        G. DAVID FORNEY, JR. has been a director of Aware since May 1999. Mr. Forney was a vice president of Motorola, Inc. from 1977 until his retirement in January 1999. Mr. Forney was previously vice president of research and development, and a director of Codex Corporation prior to its acquisition by Motorola in 1977. Mr. Forney is currently Adjunct Professor in the Department of Electrical Engineering and Computer Sciences at the Massachusetts Institute of

Technology. Mr. Forney received an Sc.D. in electrical engineering from the Massachusetts Institute of Technology and a B.S.E. in electrical engineering from Princeton University.

        ADRIAN F. KRUSE has been a director of Aware since October 2003. Mr. Kruse was an audit partner of Ernst & Young LLP, serving clients principally in the financial services industry, from 1976 until his retirement in March 1998. From 1967 to 1976, he served audit clients of Ernst & Young LLP in various capacities. Mr. Kruse is a Certified Public Accountant and holds a B.B.A. degree from the University of Wisconsin and a J.D. degree from the University of Wisconsin School of Law. Mr. Kruse also serves as the treasurer and as a director of the Presbyterian Homes and as a director of MEI, Inc.

        The board of directors is divided into three classes, referred to as Class I, Class II and Class III, each consisting of approximately one-third of the directors. One class is elected each year at the annual meeting of stockholders to hold office for a term of three years and until their respective successors have been duly elected and qualified. The number of directors has been fixed at seven, and there are currently no vacancies on the board of directors. The current term of Aware's Class III directors, Messrs. D'Alessio, Kruse, and Reiter will expire at the annual meeting to be held on May 25, 2005. The current terms of Messrs. Tzannes and Forney, Aware's Class I directors, will expire at the annual meeting to be held in 2006. The current terms of Messrs. Kerr and Ehreth, Aware's Class II directors, will expire at the annual meeting to be held in 2007.

        Executive officers are elected annually by the board of directors and serve at the discretion of the board or until their respective successors have been duly elected and qualified. There are no family relationships among Aware's directors and executive officers.

INDEPENDENT DIRECTORS

        A majority of our directors are independent directors under the rules of the Nasdaq Stock Market. Our board of directors has determined that our independent directors are Messrs. D'Alessio, Ehreth, Forney, Kerr and Kruse. Each member of our audit committee, compensation committee, and nominating and corporate governance committee meets the independence requirements of the Nasdaq Stock Market for membership on the committees on which he serves.

COMMITTEES AND MEETINGS OF THE BOARD

        During 2004, the board of directors met four times and took no action by written consent. No incumbent director attended fewer than 75% of the total number of meetings held by the board and committees of the board on which he served. Aware has a compensation committee, an audit committee, an executive committee, and a nominating and corporate governance committee.

        EXECUTIVE COMMITTEE. Aware's executive committee is currently composed of John K. Kerr and Michael A. Tzannes. The executive committee has all of the powers of the board of directors except the power to: change the number of directors or fill vacancies on the board of directors; elect or fill vacancies in the offices of president, treasurer or secretary; remove any officer or director; amend the by-laws of Aware; change the principal office of Aware; authorize

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

the payment of any dividend or distribution to stockholders of Aware; authorize the reacquisition of capital stock for value; and authorize a merger. In 2004, the executive committee neither met nor took action by written consent.

        COMPENSATION COMMITTEE. Aware's compensation committee is currently composed of three outside directors, Frederick D. D'Alessio, G. David Forney, Jr. and John K. Kerr. In 2004, the compensation committee held four meetings and took action by written consent three times. In March, 2004, Aware's board of directors adopted a Compensation Committee Charter, which is available on Aware's website at www.aware.com.

        AUDIT COMMITTEE. Aware's audit committee is currently composed of Adrian
F. Kruse, David Ehreth and John K. Kerr. Aware's board of directors has determined that Mr. Kruse is an audit committee financial expert under Securities and Exchange Commission rules. In 2004, the audit committee met ten times and took action by written consent once. In March, 2004, Aware's board of directors adopted a new Audit Committee Charter, which is included in this proxy statement as Annex A and is available on Aware's website at www.aware.com.

        NOMINATING AND CORPORATE GOVERNANCE COMMITTEE. Aware's nominating and corporate governance committee is currently composed of three outside directors, Frederick D. D'Alessio, David Ehreth and G. David Forney, Jr. In 2004, the nominating and corporate governance committee held two meetings and took no action by written consent. In March, 2004, Aware's board of directors adopted a Nominating and Corporate Governance Committee Charter, which is available on Aware's website at www.aware.com. Prior to the adoption of the new charter in March, 2004, Aware's nominating and corporate governance committee was known as the nominating committee.

        The nominating and corporate governance committee, in consultation with our chief executive officer and the chairman of the board, identifies and reviews candidates for our board of directors and recommends to our full board candidates for election to our board. In selecting new directors, the committee considers any requirements of applicable law or listing standards, a candidate's strength of character, judgment, business experience and specific area of expertise, factors relating to the composition of the board (including its size and structure), principles of diversity, and such other factors as the committee shall deem appropriate.

        The committee reviews from time to time the appropriate skills and characteristics required of board members in the context of the current make-up of the board, including such factors as business experience, diversity, and personal skills in technology, finance, marketing, international business, financial reporting and other areas that contribute to an effective board.

        The committee, in consultation with our chief executive officer and the chairman of the board, considers and recruits candidates to fill positions on the board, including as a result of the removal, resignation or retirement of any director, an increase in the size of the board or otherwise. The committee also reviews any candidate recommended by stockholders of Aware in light of the committee's criteria for selection of new directors. Stockholders may make nominations for the election of directors by delivering notice in writing to the Secretary of Aware not less than 60 days nor more than 90 days prior to any meeting of the stockholders called for the election of directors. As part of this responsibility, the committee is responsible for conducting, subject to applicable law, any and all inquiries into the background and qualifications of any candidate for the board and such candidate's compliance with the independence and other qualification requirements established by the committee or imposed by applicable law or listing standards.

        The Committee also develops and recommends to the Board governance principles applicable to the Company and is responsible for leading an annual review of the performance of both the Board as a whole and its individual members. The annual Board review took place in December 2004.

POLICY REGARDING BOARD ATTENDANCE

        To the extent reasonably practicable, directors are expected to attend board meetings and meetings of committees on which they serve. Directors are encouraged to attend Aware's annual meeting of stockholders. Last year, all of our directors attended the annual meeting.

COMMUNICATIONS WITH OUR BOARD OF DIRECTORS

        Aware's board of directors has established the following process for stockholders to communicate directly with the board, and this process has been approved by a majority of Aware's independent directors. Stockholders wishing to communicate with the board of directors should send correspondence to the attention of the Chairman of the Board at Aware, Inc., 40 Middlesex Turnpike, Bedford, Massachusetts 01730, and should include with the correspondence evidence that the sender of the communication is one of Aware's stockholders. Satisfactory evidence would include, for example, contemporaneous correspondence from a brokerage firm indicating the identity of the stockholder and the number of shares held. Aware's chairman will review all correspondence confirmed to be from stockholders and decide whether or not to forward the correspondence or a summary of the correspondence to the board or a committee of the board. Accordingly, Aware's chairman will review all stockholder correspondence, but the decision to relay that correspondence to the board or a committee of the board will rest entirely within his discretion.

CODE OF ETHICS

        Aware has adopted a code of ethics that applies to all employees, officers and directors. The code of ethics also contains special ethical obligations which apply to employees with financial reporting responsibilities, including Aware's principal executive officer, principal financial officer and principal accounting officer. Aware's code of ethics includes, among other things, provisions covering compliance with laws and regulations, conflicts of interest, insider trading, proper use of Aware's assets, confidentiality, discrimination and harassment, accounting and record keeping, the reporting of illegal or unethical behavior, enforcement of the code of ethics and discipline for violations of the code of ethics. Aware's code of ethics is available on Aware's website at www.aware.com. Any waiver of any provision of the code of ethics granted to an executive officer or director may only be made by the board of directors and will be promptly disclosed on our website at www.aware.com.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        Aware's compensation committee is currently composed of Messrs. D'Alessio, Forney and Kerr. Mr. Kerr formerly served as Aware's assistant vice president of marketing from June 1992 to November 1994. In 2004, no officer or employee of Aware participated in the deliberations of the compensation committee concerning the compensation of Aware's executive officers. No interlocking relationship existed between Aware's board of directors or compensation committee and the board of directors or compensation committee of any other company in 2004.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTOR COMPENSATION

        Aware reimburses each director for expenses incurred in attending meetings of the board of directors but does not pay any separate fees for serving as directors.

        In 2004, Aware compensated its directors through grants of nonqualified options under its 1996 Stock Option Plan. The exercise price of each option is equal to the closing price of the common stock on the Nasdaq National Market on the date of grant. Each option has a term of ten years. The options granted in 2004 vest on the schedule described in the notes to the table below.

        The following table provides information about these grants.

                 OPTION GRANTS TO DIRECTORS IN LAST FISCAL YEAR

                         NUMBER OF SECURITIES
                              UNDERLYING             EXERCISE        EXPIRATION
NAME                       OPTIONS GRANTED        PRICE ($/SH))          DATE
----                       ----------------       --------------         ----
John K. Kerr                  15,000 (1)               2.95            09/08/14
G. David Forney, Jr.          10,000 (1)               2.95            09/08/14
David Ehreth                  10,000 (1)               2.95            09/08/14
Frederick D. D'Alessio        10,000 (1)               2.95            09/08/14
Adrian F. Kruse               10,000 (1)               2.95            09/08/14

--------------------------------
(1) The options vest 50% on September 8, 2004, and the remaining 50% in eight equal quarterly installments of 6.25% beginning as of December 31, 2004.

EXECUTIVE COMPENSATION

        SUMMARY OF CASH AND OTHER COMPENSATION. The following table provides summary information concerning compensation earned for services rendered to Aware in all capacities during the last three fiscal years by Aware's chief executive officer in 2004 and each other executive officer of Aware.

        Other annual compensation in the form of perquisites and other personal benefits has been omitted because the aggregate amount of perquisites and other personal benefits was less than $50,000 and constituted less than 10% of the executive officer's total annual salary and bonus.

        Long-term compensation awards represent stock options granted under Aware's 1996 Stock Option Plan and Aware's 2001 Nonqualified Stock Plan. In 2002, 2003 and 2004, Aware did not make any restricted stock awards, grant any stock appreciation rights or make any long-term incentive plan payouts.

        All other compensation represents group term life insurance premiums paid by Aware on behalf of the executive officers and the following matching contributions by Aware under its 401(k) plan for the benefit of the executive officers in 2002, 2003 and 2004: Mr. Tzannes, $5,500, $6,000 and $6,150; Mr.
Reiter, $2,262, $2,913 and $6,150; Mr. Gross, $3,331, $5,174 and $6,150; Mr.
Martin, $3,141, $3,453 and $3,197. Mr. Weiskopf, who became Aware's Chief Financial Officer and Treasurer in April 2004, received $3,435 in matching contributions for 2004.

                                             SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM
                                                                                   COMPENSATION
                                                  ANNUAL COMPENSATION                 AWARDS
                                                  -------------------                 ------
                                                                                    SECURITIES        ALL OTHER
                                                                                    UNDERLYING     COMPENSATION($)
NAME AND PRINCIPAL POSITION       YEAR     SALARY($)                BONUS($)        OPTIONS(#)     ---------------
---------------------------       ----     ---------                --------        ----------
Michael A. Tzannes.............   2004      270,000                       --            125,000              6,414
Chief Executive Officer           2003      281,192                       --            453,752              6,274
                                  2002      300,000                       --            150,000              5,800


Edmund C. Reiter...............   2004      252,000                       --            100,000              6,392
President                         2003      262,446                       --            326,635              3,165
                                  2002      280,000                       --            130,000              2,511


Richard W. Gross...............   2004      211,500                       --             50,000              6,441
Senior Vice President             2003      220,267                       --            201,501              5,476
                                  2002      235,000                       --            100,000              3,553


David J. Martin (1)............   2004      106,569                       --             20,000              3,299
Interim Chief Financial Officer   2003      106,050                   25,000             26,383              3,550
                                  2002      104,696                       --             10,000              3,240


Robert J. Weiskopf (2).........   2004      131,538                       --             65,000              3,702
Chief Financial Officer and       2003           --                       --                 --                 --
Treasurer                         2002           --                       --                 --                 --


------------------------------------
(1)    Mr. Martin served as our interim chief financial officer from October 2003 through April 2004.
(2)    Mr. Weiskopf became our chief financial officer in April 2004.

        OPTION GRANTS IN LAST FISCAL YEAR. The following table provides information concerning stock options granted under the 1996 Stock Option Plan and the 2001 Nonqualified Stock Plan during 2004 to each of the executive officers.

        The exercise price of each option is equal to the closing price of the common stock on the Nasdaq National Market on the date of grant. Each option vests in installments as described in the "Option grants in last fiscal year" table below. In 2004, Aware granted employees and directors options to purchase an aggregate of 1,268,000 shares of common stock under its 1996 Stock Option Plan and 2001 Nonqualified Stock Plan.

        The amounts reported in the last two columns represent hypothetical values that the executive officers could realize upon exercise of the options immediately before the expiration of their terms, assuming the specified compounded rates of appreciation of the price of the common stock over the term of the options. Aware has calculated these numbers based on the rules of the Securities and Exchange Commission, and they do not represent Aware's estimate of future stock price growth. Actual gains, if any, on stock option exercises and common stock holdings will depend on the timing of the exercise and the future performance of the common stock. The common stock may not achieve the rates of appreciation assumed in this table and the executive officers may not receive the amounts reflected in this table. This table does not take into account any appreciation in the price of the common stock from the date of grant to the current date. The values shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise.

                                                   OPTION GRANTS IN LAST FISCAL YEAR

                                                          INDIVIDUAL GRANTS
                                --------------------------------------------------------------
                                                                                               POTENTIAL REALIZABLE VALUE
                                  NUMBER OF                                                    AT ASSUMED ANNUAL RATE OF
                                  SECURITIES   PERCENT OF TOTAL                               STOCK PRICE APPRECIATION FOR
                                  UNDERLYING   OPTIONS GRANTED                                        OPTION TERM
                                   OPTIONS     TO EMPLOYEES IN  EXERCISE PRICE   EXPIRATION    ----------------------------
NAME                              GRANTED (#)    FISCAL YEAR        ($/SH)          DATE         5% ($)        10% ($)
---------------------------------------------------------------------------------------------- ------------ ---------------
   Michael A. Tzannes........       36,415 (1)         3.00%               2.95    09/08/14         67,559      171,207
                                    88,585 (1)         7.30%               2.95    09/08/14        164,346      416,486
                                -------------- --------------- ----------------                ------------- --------------
          Total                    125,000            10.30%                                       231,905      587,693

   Edmund C. Reiter                 22,352 (1)         1.84%               2.95    09/08/14         41,468      105,089
                                    77,648 (1)         6.40%               2.95    09/08/14        144,056      365,065
                                -------------- --------------- ----------------                ------------- --------------
          Total                    100,000             8.24%                                       185,524      470,154

   Richard W. Gross..........       50,000 (1)         4.12%               2.95    09/08/14         92,762      235,077
                                -------------- --------------- ----------------                ------------- --------------
          Total                     50,000             4.12%                                        92,762      235,077

   David J. Martin...........       20,000 (1)         1.65%               2.95    09/08/14         37,105       94,031
                                -------------- --------------- ----------------                ------------- --------------
          Total                     20,000             1.65%                                        37,105       94,031

   Robert J. Weiskopf........       50,000 (2)         4.12%               2.89    05/10/14         90,875      230,296
                                    15,000 (1)         1.24%               2.95    09/08/14         27,829       70,523
                                -------------- --------------- ----------------                ------------- --------------
          Total                     65,000             5.36%                                       118,704      300,819

-----------------------------------
(1)   The options vest 50% on September 8, 2004, and the remaining 50% in 8 equal quarterly installments of 6.25%, beginning as of December 31, 2004.
(2)   The options vest in 16 equal quarterly installments of 6.25%, beginning as of June 30, 2004.

        OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES. The following table provides information concerning stock options exercised during 2004 and stock options held as of December 31, 2004 by the executive officers.

        None of the executive officers exercised options in 2004. If they had, however, the value realized upon the exercise of options would be based on the last sale prices of the common stock on the respective dates of exercise, as reported by the Nasdaq National Market, less the applicable option exercise prices. The value of unexercised in-the-money options at fiscal year-end is based on $4.85 per share, the last sale price of the common stock on December 31, 2004, as reported by the Nasdaq National Market, less the applicable option exercise prices. Actual gains, if any, will depend on the value of the common stock on the date of the sale of the shares.

                                     AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                            AND FISCAL YEAR-END OPTION VALUES

                                                          NUMBER OF SECURITIES               VALUE OF UNEXERCISED
                                                         UNDERLYING UNEXERCISED              IN-THE-MONEY OPTIONS
                             SHARES                    OPTIONS AT FISCAL YEAR-END            AT FISCAL YEAR END($)
                           ACQUIRED ON    VALUE        --------------------------            --------------------
NAME                        EXERCISE  (#REALIZED($)  EXERCISABLE(#)  UNEXERCISABLE(#)  EXERCISABLE($)  UNEXERCISABLE($)
----                      -----------  ------------  --------------  --------------    --------------  ----------------
Michael A. Tzannes......       0           0             475,741         103,907         775,936           181,673
Edmund C. Reiter........       0           0             335,696          90,939         548,400           157,684
Richard W. Gross........       0           0             196,969          54,532         320,211            93,161
David J. Martin.........       0           0              34,038          12,345          57,380            22,305
Robert J. Weiskopf......       0           0              17,813          47,187          34,407            92,093

                      REPORT OF THE COMPENSATION COMMITTEE

        The compensation committee established by the board of directors is composed of three outside directors, Frederick D. D'Alessio, G. David Forney, Jr. and John K. Kerr. The compensation committee has general responsibility for Aware's executive compensation policies and practices, including responsibility for establishing the specific compensation of Aware's executive officers and administering Aware's stock plans. The following report summarizes Aware's executive officer compensation policies for 2004.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        COMPENSATION OBJECTIVES. Aware's executive compensation programs are generally designed to assure that senior executives of the Company are compensated effectively in a manner consistent with the strategy of the Company, competitive practice, and the requirements of appropriate regulatory bodies.

        EXECUTIVE COMPENSATION. Aware's executive compensation package for 2004 consisted of two principal components: base salary and a stock-based equity incentive in the form of participation in Aware's stock option plans. Aware's executive officers were also eligible to participate in other employee benefit plans, including health and life insurance plans and a 401(k) retirement plan, on substantially the same terms as other employees who met applicable eligibility criteria, subject to any legal limitations on the amounts that could have been contributed or the benefits that could have been paid under these plans. Aware does not have a management incentive bonus program.

        Aware's executive compensation policy emphasizes stock options in order to align the interests of management with the stockholders' interests in the financial performance of Aware for fiscal quarters, the fiscal year and the longer term. In granting stock options, the compensation committee considered in part the value of options held by the executive officers and the extent to which the compensation committee believed those options would provide sufficient motivation to the executive officers to achieve Aware's goals. In 2004, the compensation committee granted stock options under Aware's 1996 Stock Option Plan and Aware's 2001 Nonqualified Stock Plan to each of Michael A. Tzannes, Edmund C. Reiter, Richard W. Gross and Robert J. Weiskopf. The options granted to Messrs. Tzannes, Reiter, Gross and Weiskopf vest as indicated in the table captioned "Option grants in last fiscal year" above.

        In establishing base salaries for executives, the compensation committee monitors salaries at other companies, particularly companies in the same industry and companies located in the same geographic area as Aware. In addition, for each executive the compensation committee considers historic salary levels, work responsibilities and base salary relative to other executives at Aware. To some extent, the compensation committee also considers general economic conditions, Aware's financial performance and each individual's performance.

        CHIEF EXECUTIVE OFFICER COMPENSATION. Consistent with Aware's overall executive officer compensation policy, Aware's approach to the chief executive officer's compensation package in 2004 was to be competitive with other companies in the industry. The compensation committee believes that this approach provided additional incentive to Mr. Tzannes to achieve Aware's performance goals and enhance stockholder value. Mr. Tzannes' salary was designed to give him assurance of a base level of compensation commensurate with his position and duration of employment with Aware and competitive with salaries for officers holding comparable positions in the industry.

        POLICY REGARDING SECTION 162(M) OF THE INTERNAL REVENUE CODE. Section 162(m) of the Internal Revenue Code limits Aware's ability to deduct, for income tax purposes, compensation in excess of $1.0 million paid to the chief executive officer and the three most highly compensated executive officers of Aware (other than the chief executive officer) in any year, unless the compensation qualifies as "performance-based compensation." In 2004, the aggregate base salaries, bonuses and other non-equity compensation of Aware's executive officers did not exceed the $1.0 million limit. The compensation committee does not expect that non-equity compensation will exceed the $1.0 million limit in the foreseeable future. With respect to equity compensation, the compensation committee's policy with respect to Section 162(m) is that it would prefer to cause compensation to be deductible by Aware; however, the compensation committee also weighs the need to provide appropriate incentives to Aware's executive officers against the potential adverse tax consequences that may result under Section 162(m) from the grant of compensation that does not qualify as performance-based compensation. The compensation committee has authorized and may continue to authorize compensation payments that do not qualify as performance-based compensation and that are in excess of the limits in circumstances when the committee believes such payment is appropriate.


                                                      The compensation committee

                                                      Frederick D. D'Alessio
                                                      G. David Forney, Jr.
                                                      John K. Kerr

PERFORMANCE GRAPH

        The following performance graph compares the performance of Aware's cumulative stockholder return with that of a broad market index, the Nasdaq Stock Market Index for U.S. Companies, and a published industry index, the RDG Technology Composite Index. The cumulative stockholder returns for shares of Aware's common stock and for the market and industry indices are calculated assuming $100 was invested on December 31, 1999. Aware paid no cash dividends during the periods shown. The performance of the market and industry indices is shown on a total return, or dividends reinvested, basis.

                 COMPARSION OF 5 YEAR CUMULATIVE TOTAL RETURN*
            AMONG AWARE, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                     AND THE RDG TECHNOLOGY COMPOSITE INDEX




                              [PERFORMANCE GRAPH]




        * $100 invested on 12/31/99 in stock or
        including reinvestment of dividends
        Fiscal year ending December 31.


                                                                  VALUE OF INVESTMENT ($)
                                               -------------------------------------------------------------
                                               12/31/99   12/31/00   12/31/01  12/31/02   12/31/03  12/31/04
                                               --------   --------   --------  --------   --------  --------
Aware, Inc..................................     100.00      48.80      22.82      5.99       7.99     13.33
Nasdaq Stock Market - U.S...................     100.00      60.09      45.44     26.36      38.55     40.87
RDG Technology Composite....................     100.00      91.24      77.41     58.09      75.82     84.16

                          REPORT OF THE AUDIT COMMITTEE

        The purpose of the audit committee is to assist the board of directors in its general oversight of Aware's financial reporting process. The Audit Committee Charter describes in greater detail the full responsibilities of the committee and is included in this proxy statement as ANNEX A and is available on Aware's website at www.aware.com. The audit committee is comprised solely of independent directors as defined by the listing standards of the Nasdaq Stock Market.

        Management is responsible for the preparation, presentation and integrity of Aware's financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15 (e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15 (f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting. PricewaterhouseCoopers LLP is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, as well as expressing an opinion on (i) management's assessment of the effectiveness of internal control over financial reporting and (ii) the effectiveness of internal control over financial reporting.

        During the course of 2004, management completed the documentation, testing and evaluation of Aware's system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and PCAOB Auditing Standard No. 2 regarding the audit of internal control over financial reporting. The audit committee was kept apprised of the progress of the evaluation and provided oversight to management during the process. In connection with this oversight, the committee received periodic updates provided by management and PricewaterhouseCoopers LLP at regularly scheduled committee meetings. The committee reviewed the report of management contained in Aware's Annual Report on Form l0-K for the year ended December 31, 2004 filed with the Securities and Exchange Commission, as well as PricewaterhouseCoopers LLP's Report of Independent Registered Public Accounting Firm included in Aware's Annual Report on Form l0-K related to its audit of (i) the consolidated financial statements and financial statement schedule, (ii) management's assessment of the effectiveness of internal control over financial reporting and (iii) the effectiveness of internal control over financial reporting. The audit committee continues to oversee Aware's efforts related to its internal control over financial reporting and management's preparations for the evaluation in 2005.

        The audit committee has reviewed and discussed the consolidated financial statements with management and PricewaterhouseCoopers LLP, Aware's independent auditors. The audit committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and PCAOB "Auditing Standard No. 2 An Audit of Internal Control Over Financial Reporting Performed in Conjunction with an Audit of Financial Statements." In addition, PricewaterhouseCoopers LLP has provided the audit committee with the written disclosures and the letter required by the Independence Standards Board Standard No.1, as amended, "Independence Discussions with Audit Committees," and the audit committee has discussed with PricewaterhouseCoopers LLP their firm's independence.

        Based on the review of the consolidated financial statements and discussions with and representations from management and PricewaterhouseCoopers LLP referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in Aware's Annual Report on Form 10-K for 2004, for filing with the Securities and Exchange Commission.

                                                       The audit committee

                                                       Adrian F. Kruse, Chairman
                                                       David Ehreth
                                                       John K. Kerr

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                   MANAGEMENT AND RELATED STOCKHOLDER MATTERS

        At the close of business on March 31, 2005, there were issued and outstanding 22,987,531 shares of common stock entitled to cast 22,987,531 votes. On March 31, 2005, the closing price of Aware's common stock as reported by the Nasdaq National Market was $4.36 per share.

PRINCIPAL STOCKHOLDERS

        The following table provides information about the beneficial ownership of Aware's common stock as of March 31, 2005 by:

        o each person known by Aware to own beneficially more than five percent of Aware's common stock;
        o       each of Aware's directors;
        o       each of Aware's executive officers; and
        o all of Aware's current executive officers and directors as a group.

        In accordance with Securities and Exchange Commission rules, beneficial ownership includes any shares for which a person has sole or shared voting power or investment power and any shares of which the person has the right to acquire beneficial ownership within 60 days after March 31, 2005 through the exercise of any option or otherwise. Except as noted below, Aware believes that the persons named in the table have sole voting and investment power with respect to the shares of common stock set forth opposite their names. The inclusion of shares listed as beneficially owned does not constitute an admission of beneficial ownership. Percentage of beneficial ownership is based on 22,987,531 shares of common stock outstanding as of March 31, 2005. In calculating a person's percentage ownership, Aware has treated as outstanding any shares that the person has the right to acquire within 60 days of March 31, 2005. All shares included in the "Right to acquire" column represent shares subject to outstanding stock options exercisable within 60 days after March 31, 2005. The information as to each person has been furnished by such person.

                                                           NUMBER OF SHARES BENEFICIALLY OWNED
                                                      ---------------------------------------------    PERCENT
                                                        OUTSTANDING       RIGHT TO         TOTAL     BENEFICIALLY
NAME                                                      SHARES          ACQUIRE          NUMBER        OWNED
                                                      -------------------------------------------------------------
John S. Stafford, Jr. (1)...................               2,691,527              0      2,691,527        11.7%
  230 S. LaSalle Street, Suite 688
  Chicago, IL 60604
State of Wisconsin Investment Board (2).....               1,651,000              0      1,651,000         7.2%
  P.O. Box 7842
  Madison, WI 53707
Dimensional Fund Advisors Inc (3)...........               1,592,131              0      1,592,131         6.9%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, CA 90401
John K. Kerr ..............................                  693,588        133,500        827,088         3.6%
Michael A. Tzannes (4) .....................                 108,215      1,293,710      1,401,925         5.8%
Edmund C. Reiter ...........................                  10,161        952,259        962,420         4.0%
Richard W. Gross ...........................                   8,000        249,313        257,313         1.1%
Robert J. Weiskopf .........................                       0         21,875         21,875         0.1%
David Ehreth................................                       0         80,437         80,437         0.3%
G. David Forney, Jr.........................                       0         94,165         94,165         0.4%
Frederick D. D'Alessio......................                       0         38,625         38,625         0.2%
Adrian F. Kruse.............................                  10,000         35,625         45,625         0.2%
                                                      -------------------------------------------------------------

All directors and executive officers
   as a group (9 persons) ..................                 829,964      2,899,509      3,729,473        14.4%

------------------------------------
*  Less than one percent.
(1)  The number of shares beneficially owned by John S. Stafford, Jr. is based upon information in a Schedule 13G/A filed by John S. Stafford, Jr. on March 7, 2005.
(2)  The number of shares beneficially owned by the State of Wisconsin Investment Board is based upon information in a
     Schedule 13G filed by the State of Wisconsin Investment Board on February 15, 2005.
(3)  The number of shares beneficially owned by Dimensional Fund Advisors Inc. is based upon information in a Schedule
     13G filed by Dimensional Fund Advisors Inc. on February 9, 2005.
(4)  Includes 20,000 shares held by a private charitable foundation, of which Mr. Tzannes and his wife are trustees.

EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth additional information as of December 31, 2004, regarding securities authorized for issuance under our existing equity compensation plans and arrangements, divided between plans approved by our stockholders and plans or arrangements that were not required to be and were not submitted to our stockholders for approval.

        The equity compensation plans approved by our stockholders are our 1990 Stock Option Plan, 1996 Stock Option Plan and 1996 Employee Stock Purchase Plan. Our 2001 Nonqualified Stock Plan was not approved by our stockholders. Our board of directors approved the 2001 Nonqualified Stock Plan in April 2001 and amended it in July 2002.


                                           NUMBER OF SHARES TO      WEIGHTED-AVERAGE       NUMBER OF SHARES REMAINING
                                              BE ISSUED UPON        EXERCISE PRICE OF    AVAILABLE FOR FUTURE  ISSUANCE
                                         EXERCISE OF OUTSTANDING        OUTSTANDING        UNDER EQUITY  COMPENSATION
                                         OPTIONS, WARRANTS AND    OPTIONS, WARRANTS AND     PLANS (EXCLUDING SHARES
                                                RIGHTS (#)               RIGHTS           REFLECTED  IN COLUMN (A))(#)
                                        ------------------------  ---------------------   ----------------------------
            PLAN CATEGORY                          (A)                     (B)                         (C)
EQUITY COMPENSATION PLANS
APPROVED BY STOCKHOLDERS:
   1990 Stock Option Plan.............                896                  $1.30                               0
   1996 Stock Option Plan.............          2,848,809                  $4.22                       1,178,570
   1996 Employee Stock
       Purchase Plan..................                 --                     --                         172,680
EQUITY COMPENSATION PLANS NOT
APPROVED BY STOCKHOLDERS:
   2001 Nonqualified Stock Plan.......          1,660,103                  $3.47                       6,293,809
                                        ------------------------------------------------------------------------------

                  Total...............          4,509,808                  $3.94                       7,645,059

DESCRIPTION OF THE 2001 NONQUALIFIED STOCK PLAN

        The following summary of some of the provisions of the 2001 Nonqualified Stock Plan, as amended, is qualified in its entirety by reference to the full text of the plan. The 2001 plan permits the grant of (1) nonqualified stock options, which are options that do not qualify as incentive stock options, (2) restricted stock awards, (3) unrestricted stock awards and (4) performance share awards. The maximum number of shares of common stock issuable in connection with awards granted under the 2001 plan is 8,000,000 shares.

        The 2001 plan is administered by a committee consisting of at least two directors who are both "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act. Except as specifically reserved to the board under the terms of the 2001 plan, the committee has full and final authority to operate, manage and administer the 2001 plan on behalf of Aware. Aware's compensation committee, currently consisting of Messrs. D'Alessio, Forney and Kerr, administers the 2001 plan.

        The committee fixes the term of each stock option granted under the 2001 plan at the time of grant. No stock option shall be exercisable more than 10 years after the date of grant. The committee has the authority to determine the time or times at which stock options granted under the plan may be exercised. With respect to grants of restricted stock, the committee will specify at the time of grant the dates or performance goals on which the non-transferability of the restricted stock and Aware's right of repurchase shall lapse. With respect to performance share awards, the committee shall determine the performance goals applicable under each award and the time period over which performance is to be measured.

        The committee will determine at the time of grant the exercise price per share of the common stock covered by an option grant, or the purchase price per share of restricted or unrestricted stock. The exercise price per share of a stock option and the purchase price per share of a restricted stock grant may not be less than fair market value on the date of grant.

        Except as otherwise provided, stock options granted under the 2001 plan are not exercisable following termination of the holder's employment. The 2001 plan provides that in the event of termination of an option holder's employment, options will be exercisable, to the extent of the number of shares then vested,
(a) for one year following the termination of the holder's employment if such termination is the result of permanent and total disability, (b) by the holder's executors, administrators or any person to whom the option may be transferred by will or by the laws of descent and distribution, for one year following the termination of employment if such termination is the result of the holder's death, (c) for 30 days after the date of termination of the holder's employment by us without "cause," as defined in the 2001 plan, or (d) for 30 days after the date of voluntary termination by the holder of the holder's employment. However, in no event will a new option be exercisable after its expiration date.

        In the event that Aware effects a stock dividend, stock split or similar change in capitalization affecting its stock, the committee shall make appropriate adjustments in (a) the number and kind of shares of stock or securities with respect to which awards may thereafter be granted, (b) the number and kind of shares remaining subject to outstanding awards under the plan, and (c) the option or purchase price in respect of such shares. The 2001 plan provides that if Aware merges, consolidates, dissolves or liquidates, the committee may, in its sole discretion, as to any outstanding award, make such substitution or adjustment in the total number of shares reserved for issuance and in the number and purchase price of shares subject to such awards as it may determine, or accelerate, amend or terminate such awards upon such terms and conditions as it shall provide.

        The board of directors of Aware may amend or discontinue the 2001 plan at any time. The committee may at any time amend or cancel an outstanding award granted under the plan. In either case, no such action may adversely affect rights under any outstanding award without the holder's consent.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires Aware's executive officers and directors, as well as persons who beneficially own more than ten percent of Aware's common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Regulations of the Securities and Exchange Commission require these executive officers, directors and stockholders to furnish Aware with copies of all Section 16(a) forms they file.

        Based solely upon a review of the Forms 3, 4 and 5 and amendments thereto furnished to Aware with respect to 2004, or written representations that Form 5 was not required for 2004, Aware believes that all Section 16(a) filing requirements applicable to its executive officers, directors and greater-than-ten-percent stockholders were fulfilled in a timely manner, with the exception of John S. Stafford, Jr., who failed to file on a timely basis 8 Form 4s with respect to 5 sales and 7 purchases of shares of common stock. The majority of these transactions involved purchases or sales of 100 shares of stock and none involved more than 1,400 shares of stock.

                             INDEPENDENT ACCOUNTANTS

        The audit committee has selected PricewaterhouseCoopers LLP as independent accountants to audit the financial statements of Aware for the year ending December 31, 2005. PricewaterhouseCoopers LLP has served as Aware's principal independent accountants since May 1999.

FEES FOR PROFESSIONAL SERVICES

        The following table provides the fees Aware paid to PricewaterhouseCoopers LLP for professional services rendered for 2004 and 2003. Audit Fees consist of aggregate fees billed for professional services rendered for the audit of our annual financial statements and review of the interim financial statements included in quarterly reports or services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2004 and December 31, 2003, respectively. In 2004, audit fees also include fees for professional services rendered for the audits of: (i) management's assessment of the effectiveness of internal controls over financial reporting and (ii) the effectiveness of internal controls over financial reporting. Audit-Related fees consist of aggregate fees billed for assurance and related services, such as employee benefit plan audits, that are reasonably related to the performance of the audit or review of our financial statements, and review of regulatory matters and are not reported under "Audit Fees." Tax Fees consist of aggregate fees billed for professional services for tax compliance, tax advice and tax planning. All Other Fees consist of aggregate fees billed for products and services provided by the independent auditor, other than those disclosed above.

                                              2004 FEES             2003 FEES
                                              ---------             ---------

   AUDIT FEES .........................       $ 211,000             $ 119,500
   AUDIT-RELATED FEES..................           2,800                14,200
   TAX FEES ...........................               0                 4,037
   ALL OTHER FEES .....................               0                     0

ATTENDANCE AT ANNUAL MEETING

        Aware expects that representatives of PricewaterhouseCoopers LLP will be present at the annual meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

PRE-APPROVAL POLICIES AND PROCEDURES

        At present, our audit committee approves each engagement for audit or non-audit services before we engage PricewaterhouseCoopers LLP to provide those services. However, the audit committee may delegate to members of the committee the authority to pre-approve audit and non-audit services. The decisions of any committee member to whom pre-approval authority is delegated must be presented to the full audit committee at its next scheduled meeting.

        Our audit committee has not established any pre-approval policies or procedures that would allow our management to engage PricewaterhouseCoopers LLP to provide any specified services with only an obligation to notify the audit committee of the engagement for those services. None of the services provided by PricewaterhouseCoopers LLP for 2003 or 2004 was obtained in reliance on the waiver of the pre-approval requirement afforded in SEC regulations.

                              STOCKHOLDER PROPOSALS

        If any stockholder would like to include any proposal in Aware's proxy materials for its next annual meeting of stockholders or special meeting in lieu thereof, the stockholder must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934. Among other requirements, Aware must receive the proposal at its executive offices no later than December 15, 2005. If any stockholder would like to submit a proposal for that meeting outside the processes of Rule 14a-8, notice of the proposal will be considered untimely under Rule 14a-4(c)(1) if Aware receives the notice after March 1, 2006.


                              AVAILABLE INFORMATION

        STOCKHOLDERS OF RECORD ON APRIL 1, 2005 WILL RECEIVE COPIES OF THIS PROXY STATEMENT AND AWARE'S 2004 ANNUAL REPORT TO STOCKHOLDERS, WHICH CONTAINS DETAILED FINANCIAL INFORMATION CONCERNING AWARE. AWARE WILL MAIL, WITHOUT CHARGE, A COPY OF AWARE'S ANNUAL REPORT ON FORM 10-K (EXCLUDING EXHIBITS) TO ANY STOCKHOLDER WHOSE PROXY AWARE IS SOLICITING IF THE STOCKHOLDER REQUESTS IT IN WRITING. PLEASE SUBMIT ANY SUCH WRITTEN REQUEST TO MR. ROBERT J. WEISKOPF, CHIEF FINANCIAL OFFICER, AWARE, INC., 40 MIDDLESEX TURNPIKE, BEDFORD, MASSACHUSETTS 01730

                                     ANNEX A

                                   AWARE, INC.

                             AUDIT COMMITTEE CHARTER

I.      ORGANIZATION

CHARTER. This charter governs the operations of the Audit Committee (the "Committee"). The Committee shall review and reassess the charter at least annually and obtain the approval of the Board of Directors (the "Board"). This charter supercedes all prior charters of the Committee.

MEMBERS. The Committee members shall be members of, and appointed by, the Board and shall consist of at least three directors, each of whom shall meet the independence and other requirements of applicable law and the listing standards of The Nasdaq Stock Market, Inc. ("Nasdaq"). Committee members shall be subject to annual reconfirmation and may be removed by the Board at any time. The Board shall also designate a Committee Chairperson.

MEETINGS. In order to discharge its responsibilities, the Committee shall each year establish a schedule of meetings; additional meetings may be scheduled as required.

QUORUM; ACTION BY COMMITTEE. A quorum of any Committee meeting shall be at least two members. All determinations of the Committee shall be made by a majority of its members present at a meeting duly called and held, except as specifically provided herein (or where only two members are present, by unanimous vote). A decision or determination of the Committee reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made at a meeting duly called and held.

AGENDA, MINUTES AND REPORTS. An agenda, together with materials relating to the subject matter of each meeting, shall be sent to members of the Committee prior to each meeting. Minutes for all meetings of the Committee shall be prepared to document the Committee's discharge of its responsibilities. The minutes shall be circulated in draft form to all Committee members to ensure an accurate final record, shall be approved at a subsequent meeting of the Committee and shall be distributed periodically to the full Board. The Committee shall make regular reports to the Board.

II.     PURPOSE

The Committee shall provide assistance to the Board in fulfilling their oversight responsibility to the shareholders, the investment community, and others relating to: the integrity of the Company's financial statements; the systems of disclosure controls and internal controls over financial reporting; the performance of the Company's independent auditor; the independent auditor's qualifications and independence; and the Company's compliance with ethics policies and legal and regulatory requirements. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditor, and management of the Company.

III.    DUTIES AND RESPONSIBILITIES

The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. While the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles, nor can the Committee certify that the independent auditor is "independent" under applicable rules. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditor is responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements.

The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior. The following shall be the principal duties and responsibilities of the Committee. These are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

The Committee shall be directly responsible for the appointment, compensation, retention, and termination of the independent auditor, and the independent auditor must report directly to the Committee. The Committee also shall be directly responsible for the oversight of the work of the independent auditor, including resolution of disagreements between management and the auditor regarding financial reporting. The Committee shall pre-approve all audit and non-audit services provided by the independent auditor and shall not engage the independent auditor to perform the specific non-audit services proscribed by law or regulation. The Committee may delegate pre-approval authority to a member of the Committee. The decisions of any Committee member to whom pre-approval authority is delegated must be presented to the full Committee at its next scheduled meeting.

At least annually, the Committee shall obtain and review a report or reports by the independent auditor describing:

        o       The firm's internal quality control procedures; and

        o All relationships between the independent auditor and the Company consistent with Independence Standards Board Standard 1 (to assess the auditor's independence).

The Committee will actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and take appropriate action to oversee the independence of the auditor.

The Committee shall set clear hiring policies for employees or former employees of the independent auditor that meet the SEC regulations and stock exchange listing standards.

The Committee shall discuss with the independent auditor the overall scope and plans for the audit, including the adequacy of staffing and compensation, the result of the annual audit examination and accompanying management letters, and the results of the independent auditor's procedures with respect to interim periods. Also, the Committee shall discuss with management and the independent auditor (a) the adequacy and effectiveness of the Company's internal control over financial reporting (including any significant deficiencies and significant changes in internal control over financial reporting reported to the Committee by the independent auditor or management); and (b) the adequacy and effectiveness of the Company's disclosure controls and procedures, and management reports thereon.

The Committee shall meet separately periodically with management and the independent auditor to discuss issues and concerns warranting Committee attention. The Committee shall provide sufficient opportunity for the independent auditor to meet privately with the members of the Committee. The Committee shall review with the independent auditor any audit problems or difficulties and management's response.

The Committee shall receive and review reports from the independent auditor, prior to the filing of its audit report with the SEC, on all critical accounting policies and practices of the Company, all material alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent auditor, and other material written communications between the independent auditor and management.

The Committee shall review and discuss with management and the independent auditor earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

The Committee shall review with management and the independent auditor the year end audited financial statements and interim financial statements, and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and the quarterly review and any other matters required to be communicated to the Committee by the independent auditor under generally accepted auditing standards. If deemed appropriate, the Committee shall recommend to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year.

The Committee shall inquire of management of the Company as to any material violations of securities laws, breaches of fiduciary duty or violations of the Company's code of ethics.

The Committee shall review and approve all related party transactions. For these purposes, the term "related party transaction" shall refer to transactions required to be disclosed pursuant to Securities and Exchange Commission Regulation S-K, Item 404.

The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

The Committee shall receive corporate attorneys' reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

The Committee shall prepare its report to be included in the Company's annual proxy statement as required by SEC regulations.

The Committee shall perform an evaluation of its performance at least annually to determine whether it is functioning effectively.

IV.     OTHER

ACCESS TO RECORDS, ADVISERS AND OTHERS. In discharging its responsibilities, the Committee shall have full access to any relevant records of the Company and may retain, at Company expense, independent advisers (including legal counsel, accountants and consultants) as it determines necessary to carry out its duties. The Committee shall have the ultimate authority and responsibility to engage or terminate any such independent advisers and to approve the terms of any such engagement and the fees to be paid to any such adviser. The Committee may also request that any officer or other employee of the Company, the Company's outside counsel or any other person meet with any members of, or independent advisers to, the Committee.

FUNDING. The Company shall provide for appropriate funding, as determined by the Committee, for payment of

        (i)     compensation to any independent auditor;

        (ii)    compensation to advisers employed by the Committee; and

        (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

DELEGATION. The Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Committee.

COMMITTEE MEMBERS

Adrian Kruse (Chair)

David Ehreth

John K. Kerr